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                                                                   Exhibit 10.41



THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF. THE SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION AND QUALIFICATION WITHOUT, EXCEPT UNDER CERTAIN SPECIFIC LIMITED CIRCUMSTANCES, AN OPINION OF COUNSEL FOR THE HOLDER, CONCURRED IN BY COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

                           INVENTA TECHNOLOGIES, INC.

                             STOCK PURCHASE WARRANT

     THIS CERTIFIES that GE Medical Systems, a division of General Electric Company, a New York corporation (the "Holder"), is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after the date of this Warrant and on or prior to April 30, 2001 (the "Expiration Date"), but not thereafter, to subscribe for and purchase, from Inventa Technologies, Inc., a Delaware corporation (the "Company"), fifty-thousand (50,000) shares of Company Common Stock (the "Shares") at an exercise price of Twenty Dollars ($20.00) per share (the "Exercise Price") subject to adjustment as set forth below.

     1. Exercise of Warrant
        -------------------

          (a) Unless earlier terminated under Section 7, the purchase rights represented by this Wan-ant are exercisable by the Holder, in whole or in part, at any time after the date hereof and before the close of business on the Expiration Date, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly executed at the principal executive office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), and upon payment of the Exercise Price of the Shares thereby purchased (by cash or by cheek or bank draft payable to the order of the Company in an amount equal to the Exercise Price of the shares thereby purchased); whereupon the Holder shall be entitled to receive a certificate for the number of Shares so purchased. The Company agrees that if at the time of the surrender of this Warrant and purchase of the Shares, the Holder shall be entitled to exercise this Warrant, the Shares so purchased shall be and be deemed to be issued to such holder as the record owner of such Shares as of the close of business on the date on which this Warrant shall have been exercised as aforesaid.

          (b) Certificates for Shares purchased hereunder shall be delivered to the Holder within a reasonable time after the date on which this Warrant shall have been exercised as aforesaid.

          (c) The Company covenants that all Shares which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).
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     2. No Fractional Shares or Scrip. No fractional shares or scrip
        -----------------------------
representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon the exercise of this Warrant, an amount equal to such fraction multiplied by the then current price at which each Share may be purchased hereunder shall be paid in cash to the Holder.

     3. Charges, Taxes and Expenses. Issuance of certificates for Shares upon
        ---------------------------
the exercise of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder.

     4. No Rights as Shareholders. This Warrant does not entitle the Holder to
        -------------------------
any voting rights or other rights as a shareholder of the Company prior to the exercise thereof.

     5. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the
        -------------------------------------------------
Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

     6. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the
        ---------------------------------
taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, than such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

     7. Early Termination and Dilution.
        ------------------------------

          (a) Organic Change. In the event of any (a) sale, lease, exchange or
              --------------
other transfer of all or substantially all of the property, assets or business of Company, (b), any liquidation, dissolution or winding up of Company, whether voluntary or involuntary or (c) any merger or consolidation to which Company is a party (an "Organic Change"), the Holder shall have the right thereafter to receive, upon exercise of the Warrant, in lieu of the Common Stock issuable upon such exercise prior to consummation of such Organic Change, the kind and amount of shares of stock and other securities and property receivable (including cash) upon the consummation of such Organic Change by a holder of that number of shares of Common Stock into which the Warrant was exercisable immediately prior to such Organic Change (including, on a pro rata basis, the cash, securities or property received by holders of Common Stock in any tender or exchange offer that is a step in such Organic Change). The Company must notify the Holder at least 20 days prior to the consummation of any Organic Change. If Holder has not exercised the Warrant by the effective date of the Organic Change, the Warrant shall terminate.

          (b) Reclassification, etc. If the Company, at any time while this
              ---------------------
Warrant, or any portion hereof, remains outstanding and unexpired by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number or securities or any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such

                                      -2-
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change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section.

          (c) Split, Subdivision or Combination of Shares. If the Company at any
              -------------------------------------------
time while this Warrant, or any portion hereof, remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, then (i) the Exercise Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of combination, in both cases by the ratio which the total number of such securities to be outstanding immediately after such event bears to the total number of such securities outstanding immediately prior to such event, and (ii) the number of shares issuable under this Warrant shall be proportionately increased in the case of a split or subdivision or proportionately decreased in the case of combination, in both eases by the ratio which the total number of such securities to be outstanding immediately after such event bears to the total number of such securities outstanding immediately prior to such event.

          (d) Cash Distributions. No adjustment on account of cash dividends or
              ------------------
interest on the Shares or other securities purchasable hereunder will be made to the Exercise Price under this Warrant.

     8. Miscellaneous.
        -------------

          (a) Issue Date. The provisions of this Warrant shall be construed and
              ----------
shall be given effect in all respect as if it had been issued and delivered by the Company on the date set forth below. This Warrant shall constitute a contract under the laws of the State of California and for all purposes shall be construed in accordance with and governed by the laws of said state.

          (b) Restrictions. The Holder acknowledges that the, Shares acquired
              ------------
upon the exercise of this Warrant may have restrictions upon its resale imposed by state and federal securities laws.

          (c) Waivers and Amendments. This Warrant and any provisions hereof may
              ----------------------
be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought. This Warrant shall be binding upon any successors or assigns of the Company.

          (d) Assignment and Transferability. This Warrant may be assigned or
              ------------------------------
transferred by the Holder only with the prior written approval of the Company.

                                      -3-
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          IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers thereunto duly authorized.

Dated: June 8, 2000

                                         INVENTA TECHNOLOGIES, INC.

                                         /s/ Michael Shahbazian
                                         ------------------------------
                                         (Signature)

                                         Michael Shahbazian
                                         ------------------------------
                                         (Print Name)

                                         SVP & CFO
                                         ------------------------------
                                         (Title)

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                               NOTICE OF EXERCISE
                               ------------------

TO:  Inventa Technologies, Inc.
     255 Shoreline Drive
     Redwood Shores, CA
     Attn: Secretary

1. The undersigned hereby elects to purchase ______ shares of the ______ (the "Shares") of Inventa Technologies, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

2. Please issue a certificate or certificates representing the Shares in the name of the undersigned or in such other name as is specified below:

                        ________________________________
                                  (Print Name)

                        ________________________________
                                   (Address)

                        ________________________________
                                   (Address)

3. The undersigned confirms that the Shares are being acquired for the account of the undersigned for investment only and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or selling the Shares.

_________________                     ________________________________
(Date)                                (Signature)

                                      ________________________________
                                      (Print Name)